UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22016

Alpine Global Premier Properties Fund

(Exact name of registrant as specified in charter)

2500 Westchester Avenue, Suite 215, Purchase, NY 10577

(Address of principal executive offices) (Zip code)

Alpine Woods Capital Investors, LLC

2500 Westchester Avenue, Suite 215

Purchase, New York, 10577

(Name and address of agent for service)

Registrant’s telephone number, including area code: (914) 251-0880

Date of fiscal year end: October 31

Date of reporting period: November 1, 2009 – October 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1.   Reports to Stockholders.

Alpine

Global Premier Properties Fund

October 31,

2010

Annual Report

Alpine View
October 31, 2010 (Unaudited)

Dear Investor:

Since the September, 2008 collapse of Lehman Brothers nearly imploded the global financial system in a far reaching credit crisis, investors have understood that the financial markets are in transition, but have been focused on two divergent prospects. Either the world would again descend into financial chaos, or financial normalization would be followed by sustained economic recovery leading to long term growth. Mutual fund flows over the past two years show that some investors have favored the security of U.S. Treasury notes, bonds and gold, while others emphasize the growth opportunities in emerging markets, commodities and industrial metals. Both sets of investors have enjoyed solid returns over both the fiscal year ended October 31, 2010 and since the equity market low point of March 9, 2009. However, recent data and even fund flows have supported the view favoring economic growth. Even though headline figures for U.S. job growth and household formation have remained soft over the past 18 months, global economic data reinforced the trend of the last 6 years, showing a strong growth rate in emerging economies. While many people in developed countries seek a return to the prior economic order of the world, an increasing number of investors and corporations are embracing opportunities to participate in an ongoing reorganization of the global economy.

Crisis Remedies: Past, Present and Future

Opposing outlooks for economic growth have influenced prospective solutions to repairing the economic damage from the crisis, as well as how to safeguard against future failures. However, there has been universal agreement that the principal problems that must be fixed are excessive debt and inadequate stable income. Clearly, income and revenues failed to cover personal, corporate and sovereign debt service, let alone provide for repayment. Since both the solution and future protection can create different winners or losers, various views have been hotly debated focusing on the nexus of financial, regulatory and monetary mechanisms for both capital markets and governments. As a result, the platform of national debates over the merits of near term austerity versus continued monetary and fiscal stimulus has taken on a political dimension. Budget pressures will continue to force countries to adjust their regulatory, monetary and fiscal structures to match the current prospects for their economy, in light of both aspirations and concerns for the future. Inevitably, many countries will feel compelled to reassess their collective world view regarding the respective roles of both the state and private enterprise in providing for the security, health, education and well being of its populace.

Crisis or near crisis events such as the ‘great recession’ of 2008-2009 are often necessary to initiate such difficult debates. Financial imbalances or weaknesses have been revealed around the world by the credit crises. The dispassionate and free roaming nature of global capital flows highlights distinctions in economic strength and capacity of each country’s markets. This past April, the U.S. was the initial beneficiary of the flight to quality and stability during the depth of the crisis, while Greece became the first sovereign casualty, as its fiscal imbalance created by poor tax collection and imprudent spending could no longer be supported by excessive borrowing. This has spiraled through a fear of contagion within the banking sector and bond markets to other countries around Europe’s core for different local reasons. In addition to financial instability, it has called into question the structure and efficacy of the European Union.

Even in the U.S., we are forced to confront potential imbalances in the entitlement programs which constitute 85% of the U.S. Government’s annual budget, lest our own fiscal shortfalls and long term deficit impair this country’s global standing. Unfortunately, the increased political polarization of our government over the past few decades has prevented our leaders from addressing these issues until now that the structural imbalances have become so critical! High unemployment has reduced incomes in combination with the negative wealth effect from declines in the stock and housing markets, so that tax revenues are lagging far behind government expenditures. As a result, our country’s debt to Gross Domestic Product (GDP) has not been so out of kilter since the end of World War II! Back then, the day was saved by stimulus programs such as the G.I. Bill providing financing for education and housing, the Marshall Plan to rebuild Europe giving us huge export markets, while establishing the National Highway System created jobs and laid the foundation for a mobile and efficient economy. A renewed focus on domestic demand after the war, combined with technological innovation (television and transistors) to create new industries, enabled the U.S. to enjoy a sustained period of growth in incomes and output which helped to reduce deficits and spread middle class wealth during the 1950’s. Thus, we should be mindful of how our country has historically succeeded in similar circumstances, as we debate a future course for the U.S.

Once again, the U.S. stands at a crossroads which could influence the course of future economic activity. This time, European nations have initiated a diet of fiscal austerity, slashing annual budgets by up to 5%. Deficit reduction is viewed as an imperative. However, without off-setting economic stimulus the resultant drag on economic growth could prolong a period of low to negative growth for many of those countries constrained by the monetary and currency inflexibility of a unified Euro. While the U.S. has greater flexibility, the Federal Reserve has become the principal branch of our government currently capable of action to provide stimulus to offset the subpar economic recovery. Through its program of quantitative easing, the Federal Reserve is, in effect, inflating equity values in the stock market to substitute for the deflation of home values over the past four years or so. This appears similar with the Fed’s approach during 2002 and 2003 where low interest rates helped to inflate home values to offset the negative wealth effect of a falling stock market during 2001 and 2002. This movable feast of monetary liquidity may also be fueling the rise of commodity markets just like they did in the spring of 1998. Unlike these prior periods which resulted in medium term “bubbles,” unwinding the Fed’s stimulus will have to be more carefully communicated to the markets and executed. It is also safe to say that the central banks of the world probably have more control over the credit markets than they did in 2006 through 2008 as a result of the decimation of the derivative propelled structures which permitted the securitization machinery of Wall Street to disproportionately influence money

Annual Report | October 31, 2010	1

Alpine View
October 31, 2010 (Unaudited)

supply and fund flows. Thus, we are not overly concerned about the emergence of 1970’s level of inflation on a broad basis.

Ultimately, It’s About Jobs

The just agreed upon extension of Bush-era tax levels, plus other targeted deductions should have a beneficial impact over the next 12-24 months. However, the potential for sustained job growth as a result of productive capital deployment by either business initiatives or government stimulus is uncertain. Historically, one of the greatest economic triumphs of 20th century America has been our capacity to create productive employment. Job growth helped in the assimilation of immigrants, giving common purpose and aligning the melting pot of diverse cultures, experiences and talents that has helped this country to lead the rest of the world. Currently, non-farm payrolls stand at 130.54 million people, down from the peak of 137.95 million in December, 2007. Although slightly higher than the recent low of 129.59 million last December, current payrolls are virtually flat with the number employed (130.53 million) in December, 1999! During Alpine’s fiscal year, the U. S. added an average of +49,000 new jobs per month, which compares poorly with the monthly averages sustained between September, 2003-September, 2007 (+160,000) and March, 1993-March, 2000 (+252,000) when the economy was strong. Meanwhile, our population has continued to grow between 0.9-1.0% per year as the census just reported 9.7% growth over the past decade. While slower than the long term historical rate, this suggests that the monthly job growth must be well over 100,000, just to keep the unemployment rate flat.

It is worth noting one startling trend in terms of overall unemployment. The data suggests that specifically civilians unemployed for greater than 27 weeks (or roughly half a year) have historically stayed below 15% to 20% of all claimants during most recessions and only once exceeded 25% in the early 1980’s. Unfortunately, long term unemployment now accounts for almost 42% of all unemployed. This reflects not only the slow recovery from the most recent downturn, but perhaps a structural mismatch between the skill set of our work force and jobs which are available. It is notable that the gap between unemployed and underemployed (includes part-time or marginally employed but seeking work) has expanded from roughly 3% during 2000 to 2001, to 7 1/2% today. This suggests that people who have lost jobs are not finding employment which matches their prior job history, so they settle for alternative situations. Updated adult education and retraining programs could adapt many of the underemployed if new skills sets can be linked to new jobs.

Over time, Alpine would hope a balanced program tilted toward greater stimulation in the early years to generate jobs with austerity targets focused on later years could provide confidence by benchmarking progress. Furthermore, public private partnerships and long term leasing (30 to 50 years) of highways, bridges, and other infrastructure could accelerate a rebalancing of our nation’s and states’ balance sheets, while adding jobs and enabling future efficiency. Emphasizing capital spending on education, scientific research with a focus on alternative energy sources and healthcare could help the U.S. maintain economic primacy.

Emerging Economies: Fast Forward to the Future

In contrast to the fiscal cash flow and structural deficit problems of the U.S., Europe and Japan, most emerging market countries have benefited from lower indebtedness, higher domestic savings and competitive costs of production. The “Asian Contagion” and “Tequila Crisis” of recent decades, followed by the decline of the internet bubble actually constrained these countries’ banks and financial markets from rewarding excessive risk. Unlike the developed countries which are still fighting a deflationary trend, fast growth has pressured the central banks of Brazil, India, Indonesia and, most recently, China to tighten monetary conditions in order to constrain inflationary pressures. This suggests that they are moving past the recovery phase of the business cycle into a middle period of stable job creation, capacity utilization and wealth creation. Hopefully, the U.S. is only 12-24 months behind the leader’s pace, followed perhaps by Japan and the U.K., while the Euro region may be much further behind in recovery.

It is clear that we are witnessing a two-speed world, where slow recoveries in countries which are facing possible deflation sit in contrast with countries which are reshaping their export-oriented economies to meet the demands of large numbers of upwardly mobile people finally capable of sustaining domestic consumption. Rising local incomes, huge infrastructure expenditures, and growing concerns for the health, welfare and service requirements of expanding middle class consumer populations are creating new jobs to fulfill domestic demand. We do not try to predict the future, but understanding trends is important, and Alpine believes that consumption patterns are evolving rapidly in emerging countries. In 1990, the U.S., Europe and Japan accounted, respectively, for 27%, 34% and 14% of global GDP. By 2008, these geographic contributions were reduced to 24%, 30% and 8%, respectively. All 13% of the aggregate decline in GDP contribution from these countries has been taken up by emerging market output, from 21% in 1990, to 34% today. As a by-product of this trend, emerging market consumption as a share of global private purchases has grown from 17% in 1990 to 27% in 2008, and 29% today. The U.S. was 31% of global consumption in 1990, peaked at 38% in 2002, then slowed to 30% in 2008 and today. Alpine believes the divergence of global growth rates and consumption patterns will likely continue over this next decade.

While direct exposure to emerging countries should be beneficial, many companies in the developed economies are participating in global growth. U.S. companies as diverse as G.M., Procter & Gamble and Pepsi generated over one-third of their sales from emerging markets last year. Global brands are keen to participate as the impact of globalization and technological integration continues to evolve. Historically, such companies enjoyed enhanced productivity and lower cost goods, then the rebalancing of local labor demand, and now a shift in consumption patterns. The prospects of rising domestic wealth suggests investment patterns could shift as well. This has already been felt in the capital markets, but this may well accelerate. The market capitalization of emerging markets in the

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Alpine View
October 31, 2010 (Unaudited)

MSCI World Index in 1990 was 2% and grew to 12% by 2008. Even though the disparity between market capitalization and the shared proportion of both global consumption and GDP has improved, it may be significantly realigned over the next decade as a result of rising domestic investment patterns in addition to international investment flows and economic growth. Thus, capital market participation in the emerging countries will likely continue to grow. This will create investment opportunities for companies in both the developed and emerging markets.

Alas, capital market concerns are not behind the U.S. yet. Debt maturities and sovereign refinancings loom ahead. Nonetheless, the liquidity crisis seems to be in the past. Alpine will continue to focus on both growth and value opportunities for investment. Broad macro themes, be they domestic or global, will be studied; market inefficiencies or perceived mispricing will be analyzed; technological or scientific advancements and innovation of products, processes or methodologies will be understood; while corporate transformations which rework old business models to better function today will be examined. Such levels of research are all part of Alpine’s focus. We will continue to explore varied opportunities for our Funds, and appreciate your interest in discovering and participating in the potential of these investments.

Before closing, I am delighted to introduce shareholders to our new shareholder service provider, administrator and custodian, State Street Corporation and our new transfer agent, Boston Financial Data Services (BFDS). State Street is listed on the New York Stock Exchange with a market capitalization of more than $23 billion. State Street and BFDS are widely regarded for their advanced technological systems, depth of experienced personnel and State Street’s strong global custody network. Alpine believes that by consolidating both our open-end and closed-end funds multiple service providers with one entity, we will be able to ensure a high level of service while minimizing operating costs for the Funds shareholders. The conversion of all accounts and records took place in early December, so do not hesitate to contact info@alpinefunds.com with any questions, comments or concerns. As always, we appreciate your interest and support.

Sincerely,

Samuel A. Lieber

President

Mutual fund investing involves risk. Principal loss is possible. Please refer to the individual fund letters for risks specific to each fund.

The letter and those that follow represent the opinion of Alpine Funds management and are subject to change, are not guaranteed, and should not be considered investment advice.

Past performance is not a guarantee of future results.

Please refer to the schedule of investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk.

The MSCI World is a stock market index of 1,500 ‘world’ stocks. It is maintained by MSCI Inc., formerly Morgan Stanley Capital International, and is often used as a common benchmark for ‘world’ or ‘global’ stock funds.

An investor cannot invest directly in an index.

These being closed-end funds and do not continuously offer shares.

Annual Report | October 31, 2010	3

Manager Commentary
October 31, 2010 (Unaudited)

Dear Investor:

We are pleased to present the 2010 annual report for the Alpine Global Premier Properties Fund (AWP). For the year ended October 31, 2010, the net asset value per share increased from $7.26 to $8.43, producing NAV appreciation of 16.1% and a total return of 28.31%. The stock price of AWP closed the fiscal year at $7.04, 21.5% ahead of the prior year’s closing share price of $5.79 providing a total return of 34.36% This represented an improvement in the underlying discount to NAV from -20.25% on October 31, 2009 to -16.49% at this year’s fiscal end. The average discount to NAV over the course of the fiscal year declined from -19.69% in 2009 to -16.49% in 2010. In addition, during the fiscal year the Fund paid 38.4 cents in regular monthly dividends plus a special year end dividend of 26.56 cents, for a total of 64.96 cents, which in combination with the price appreciation produced a total return at stock price of 34.36%. We believe that the discount is relatively high in light of both the 34.36% total return and 11.22% dividend yield over the course of the fiscal year ending October 31, 2010.

The Fund’s performance for the fiscal year compares favorably with the S&P Developed Property Total Return Index’s total return of 23.96%, although it lagged somewhat behind the MSCI US REIT Index of 43.39% for the twelve months ended October 31, 2010. As of October 31, 2010, the respective dividend yields from the constituents of these two indices were 3.51% and 3.61%.

Investment Landscape

Over the past five years, Alpine has observed what could best be described as a two-speed world in which the developed economies have produced only modest rates of growth in comparison with so called emerging economies which were growing their Gross Domestic Product (GDP) at roughly two to three times as fast. Since the ‘great recession’ of 2008/2009 this divergence has accelerated. The large developed markets have in fact experienced deflationary trends associated with deleveraging high-priced assets through (often dilutive) re-equitization, forced sales or bankruptcy/foreclosures. However, cheap money (low interest rates) has protected asset values and rekindled signs of recovery. In contrast, a number of emerging markets have benefited from strong growth leading to rising employment, income and consumption trends which have been followed by increased inflationary pressures. A number of emerging markets, including Brazil, India and, notably, China, have responded by raising interest rates and/or taxing capital flows, so capital values have been constrained, despite positive demand/supply imbalances. Domestic demand in emerging countries is focusing a greater percentage of GDP growth away from exports as local incomes can now fuel aspirations for a better life in many of the rapidly expanding young populations throughout the emerging world. As a result, underlying demand for real estate from both tenants and investors is expanding in spite of higher cost of capital due to inflation propelled bond yields in many emerging countries. This is in stark comparison with rather stagnant tenant demand for property in most major cities of the developed world. However, real estate markets in the developed economies are benefiting from improved liquidity and investor demand for property, with transactions returning to levels last experienced early in the last cycle.

In all but the strongest markets, prices are below replacement cost, so new development is still two-four years out with the exception of residential property. Given the historic low level of interest rates and a normalized spread of 300 to 400 basis points above medium term (five to ten year) debt, the initial yields, or capitalization rate derived from premier income producing properties have fallen back to the levels last seen in the debt fueled growth environment of 2005 - 2007. Investor assumptions regarding tenant future demand, the pace at which vacancy is absorbed, and the potential for new supply must be considered in light of possible increases in interest rates over the expected investment period. It should be noted that an inflationary period with rising interest rates in the developed markets in future years could be detrimental if it forces cap rates higher before the end of the investment holding period. Occupancy rates in most markets are slowly improving from the cyclical trough of 2009, but different markets around the world may face varied levels of potential new supply over the next few years. Thus, the relationship between economic growth which could underpin rising tenant demand and the timing of new supply could have a significant influence over rental trends around the world.

Growth through accretive acquisitions has been a source of growth for many public real estate companies for decades. Over the past two years, many REITs, first in Australia, then the U.S., U.K., and Singapore recapitalized their balance sheets in anticipation of great buying opportunities. To date, a number of attractive transactions have taken place in these markets, although perhaps none could be described as great, despite the large number of questionable loans and real estate financings which are approaching maturity.

The intersection of the debt capital markets and the real estate market runs through major banks, and this is where we see the prospect for new supply of reasonably priced potential purchases for well capitalized companies and investors. British and U.S. banks are most likely to increase the flow of bad loans off their books and into the property market beginning this year, although we expect European and Japanese banks may move more slowly. The banks would also likely provide significant financing for mergers and acquisitions of corporate portfolios, for both private and publicly traded entities. Alpine anticipates that large, well capitalized buyers, often in conjunction with an equity partner such as a pension or sovereign wealth fund, could be aggressive buyers. However, holding periods for many direct real estate investors may require more patience than historic five to seven years due to modest medium growth prospects and/or low initial returns.

Emerging markets are typically characterized by a limited supply of high quality properties which often leads to rent/price spikes during surges in demand. This naturally sets the stage for new development to not only meet demand, but match the requirements of a broader spectrum of tenants and investors. In markets where vacancy rates shot up into the double-digit levels during the ‘great recession’, the current rapid rate of economic progress has led to relatively quick absorption of vacant quality space, pushing occupancy levels and rents higher. In many markets, rents have returned to levels which make new development increasingly profitable, however, the first major projects will not be delivered for at least two years, and others under design now may take three to five years. Cities such as

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Manager Commentary
October 31, 2010 (Unaudited)

Sao Paulo, Hong Kong and London which have all enjoyed strong rental demand, while others including Beijing, Shanghai, Oslo, Paris, Washington, New York and New Delhi which have benefited from stabilization, so all could see solid rental growth, barring any major economic disruptions. Rents should trend favorably over the next three to five years throughout both the developed and emerging market countries, potentially justifying the relatively low acquisition yields of properties today. However, the velocity of tenant demand may only be strong enough in certain emerging markets to sustain rental growth through a longer period of new development which might traverse an interest rate cycle.

Investment Strategy

The Alpine Global Premier Properties Fund’s investment strategy has been to focus on both undervalued, “cheap” property stocks and simultaneously seek out other equities with strong growth profiles or potential. In a world of sub 4% dividend yields, we focused on a handful of companies that offered significant yield opportunity due to what we believe to be mispricing in the marketplace, as well as REITs which may offer limited appreciation potential, but pay significant dividends, in a relatively stable interest rate environment. Domestic examples of this strategy include unloved shopping mall companies, such as Alexander’s, CBL and General Growth, and leveraged office owner, Brookfield Properties, all of which we felt traded substantially below their realizable net asset value. Over the past couple of years, we have also sought high dividend yields from mortgage REITs in the U.S. which we feel benefited from a very low interest rate environment and relatively steep yield curve. In contrast to high dividend payers, we sought greater growth from the recovery of the real estate market through companies such C.B. Richard Ellis, the real estate broker and Ocwen Financial Corp., the mortgage servicer, and lodging REITs, such as DiamondRock Hospitality and Host Hotels. Similar strategies were employed abroad, although the lack of foreign equivalents for high yield REITs have given the U.S. mortgage REITs a unique prominence in the portfolio.

Equity Performance

Among the world’s different local property stock indices, the strongest returns in terms of U.S. dollars over the twelve months ended October 31, 2010 were the Philippine Property Index, up 66.35%, the Thai Property Index up 61.65%, the MSCI US REIT Index up 43.39%, Brazil’s BM & F BOVESPA Real Estate Index up 38.31% and the FTSE STRAITS TIMES Singapore Real Estate Index up 31.20%. By way of comparison, the global properties securities index is measured by the S&P Developed Property Index was up 23.96%, while the international segment as measured buy the S&P Developed Ex-US Property Developed Index gained 16.37%. It’s worth noting that while the Thai Property Index slightly lagged the overall Bangkok Stock Exchange of Thailand Index, which was up 67.32%, both the MSCI U.S. REIT Index and the Brazilian BM & F BOVESPA Real Estate Index significantly outperformed their broader domestic series which were respectively, up 16.52% for the S&P 500 and 18.95% for the Brazil’s BOVESPA Stock Index.

Among top property stocks in the portfolio, General Growth Properties, rose by 347.51% during the fiscal year as a shareholder friendly bankruptcy judge enabled the company to extend its short term debt maturities, raise equity to pay down its excessive debt, and spin off a loss making land and development subsidiary. Even though we were confident of the underlying value in late 2008 when the shares were acquired, we have been pleasantly surprised that so many hurdles were cleared so quickly, thus we sold down half the Fund’s stake before fiscal year end even though more value may be realized over time. ARA Asset Management from Singapore, not only manages prominent REITs and private equity funds in Singapore, Malaysia, Hong Kong, and China, but also historically has paid attractive dividends. ARA produced a 126.61% fiscal year return. Parque Arauco, a Chilean shopping mall owner rose 112.97% as the company is expanding its operations into Peru and Columbia, while U.S. mall owner, CBL and Associates gained 112.68%, and Evergrande Real Estate Group, a standout among home builders in China rose by 103.04% for the Fund during the fiscal year ending October 31, 2010.

The Fund also had some notable disappointments for the fiscal year as a number of Chinese holdings, including Shenzen Investment (down 27.06%), CC Land Holdings (down 27.18%), and Hopson Development Holdings (down 39.54%) were notably impacted by heightened restrictions on property in China. Of these three, only the Fund’s position in CC Land has been retained since the specter of further government measures to control prices will last into 2011, although the majority of property constraints have already been implemented. The only other notable detractor this year was HIRCO, which fell -54.20%. The Indian township developer experienced slow sales and has sought to restructure its management, which may require patience for sales to rebound. Fortunately, these poor performers all had a minimal contribution effect on the Fund. So let us now discuss the impact of top holdings.

Among the Fund’s ten largest positions at the end of fiscal 2010, the vast majority produced strong double-digit total returns which in tandem with the size of the portfolio’s positions had a meaningful contribution to overall returns. It is worth noting that only two stocks have been retained in the top ten from last year, notably Capital Commercial Trust, the second largest holding in the portfolio and Japan Logistics Fund in the number ten slot. Last year there were four U.S. stocks in the top ten and one from Brazil. This year there are three Brazilian stocks and three U.S. stocks among the top ten. Singapore also has two stocks, up from one last year. This fundamentally reflects the diversified geographic exposure of the portfolio, notably in the U.S. which declined from 32.7% last year to 29.8% as of October 31, 2010, and in Brazil which rose from 14.9% of the portfolio to 18.4%. The portfolio’s weighting in Singapore also grew from 7.7% to 9.3%, followed by Japan, China and the U.K., were all lower with 5.1%, 4.8% and 4.4%, respectively.

Among the ten largest stocks in the portfolio, PDG Realty assumed top rank delivering a 53.68% total return for a contribution of over 1% of the Fund’s overall return for fiscal year 2010. PDG is the largest publicly traded residential developer in Brazil, with a primary focus on entry level housing, most of which is priced to utilize the

Annual Report | October 31, 2010	5

Manager Commentary
October 31, 2010 (Unaudited)

government’s “minha casa, minha vida” mortgage subsidy program. Capital Commercial Trust of Singapore benefited significantly from improving office demand, rising 63.85% in contributing over 1% to the Fund’s total return for the fiscal year ending October 31, 2010. The Fund’s investment in CBL and Associates, a southeastern U.S. mall developer, produced a dramatic 112.68% total return for the one year period ending October 31, 2010 as investors became increasingly confident of its ability to retain tenants in its malls and maintain solid dividends. Speaking of dividends, MFA Financial, a residential mortgage REIT, gained 21%, although the majority of the total return was produced by double-digit dividend yields for the report period. Amongst the Fund’s top returns was our sixth largest holding, the previously mentioned ARA Asset Management of Singapore which produced a 126.61% total return, contributing above 1.5% to the overall portfolio return. Multiplan is one of the top Brazilian shopping mall development companies, which are all rapidly expanding their portfolios in response to the surge in consumerism and car ownership in Brazil. The Fund’s position rose by 52.44% during the year ending October 31, 2010. Stockland Corp., Ltd. of Australia produced a total return of 15.08%, of which a significant portion came from dividends. This owner of diversified high quality retail office and residential properties has been the Fund’s major Australian holding, although it was reduced to 2.4% of the portfolio from 3.5% last year as we perceived a rising interest rate environment in Australia would not be positive for many of these stocks over the medium term, even though long term prospects are favorable. The Fund’s eighth largest holding, MRV Enginaria, moved up one notch from ninth last year courtesy of a 55.70% total return. MRV is the largest residential developer in Brazil focused predominantly on low income housing. Brookfield Properties Corp. gained 77.83% during fiscal 2010 as perceptions improved that this owner of premier North American office properties, such as New York’s World Financial Center, Houston’s Allen Center, Toronto’s Bay Adelaide Center and Calgary’s Bankers Hall, would be able to manage its debt maturities and prepare for future growth. The Fund’s tenth largest holding, Japan Logistics Fund gained a relatively meager 14.26% despite its strong balance sheet as many other Japanese REITs experienced difficult operating conditions stemming from falling rents and excessive debt financing.

Notable Portfolio Changes

It is important to note that the Fund’s exposure to financial companies, in particular mortgage REITs, is significantly smaller than it was last year, at 12.2% down from 21.6% at the end October, 2009. Specifically, residential mortgage REITs were reduced from 35% of the U.S. component of the portfolio to 26% today and while commercial REITs were more modestly reduced from 16% to 12% of the Fund’s current U.S. holdings. Principally, this has been in response to somewhat tighter spreads between the yields available in the mortgage securities market today and the cost of funding. Thus, the profitability of mortgage REITs could be somewhat impacted if this trend were to continue, so we are adopting a more defensive stance and further diversifying these holdings in line with the growing market capitalization of the sector. That said, the double-digit dividend yields of these REITs remains robust and the longer term potential of mortgage REITs to continue as dominant portfolio owners of mortgages and mortgage securities in the United

States offers the potential for significant portfolio expansion and further enhanced tradable liquidity over future years. In effect, mortgage REITs are filling the void previously dominated by Savings & Loans in the 1980’s, private equity and hedge fund portfolios during the 1990’s into 2000’s and Fannie Mae and Freddie Mac during the last decade. These REITs are a likely heir apparent unless a new structure is devised for portfolio ownership of residential mortgages. It should be noted that the Fund’s commercial mortgage positions were not cut back as severely as they have been able to grow their portfolios and thus begun to realize their dividend paying potential at high single-digit levels. They too are filling a gap in the capital markets’ capacity to provide long term mortgage funding.

Portfolio Dividends

As many of you know, many publicly traded companies, including REITs were severely impacted by the ‘great recession’ and liquidity crisis of 2008/2009, and as a result, many significantly cut their dividends which impacted this Fund’s ability to maintain double-digit dividend yields. This Fund has relied upon core portfolio yields as well as a rotation strategy or dividend capture method to generate a high level of dividend income. The core portfolio of real estate stocks has generated approximately 70% of total dividend income collected over the past year. The Fund generated approximately 29% of total dividends through a rotation process where specific stocks were identified from a broad cross-section of the market with the intent to hold for an intermediate period. The proportion of core portfolio income and dividend rotation could change somewhat over the next couple of years as dividend growth has begun to occur in real estate and industrial companies. We believe this will accelerate over the next few years, which could have particular benefit on the core portfolio holdings.

As the business cycle extends, the risk of rising interest rates typically increases. Without depending upon permanent or structured debt financing to expand the portfolio for dividend collection, AWP would not be pressured by rising debt cost, which might accompany economic recovery in the U.S. Thus, only if extreme market conditions, such as all markets experienced with the tsunami of 2008/2009 in which share prices are dramatically eroded and the dividend paying potential of companies is diminished, could we anticipate any threat to the dividend. Thus, our hope is to increase net asset value per share through the growth potential of the Fund’s portfolio holdings, and raise the dividend along with the underlying dividend performance of the portfolio.

Special Dividends

In the spirit of shareholder transparency, we wish to comment on special dividend payments. For the end of the calendar year 2009, the Fund paid a 26.56 cents special dividend. As of December, 2010, we anticipate paying another special dividend of 30.5 cents. Both last year’s and this dividend are partly derived from an aspect of the U.S. tax code which focuses on a classification called passive foreign investment companies (PFIC). PFIC income is not actual income from a company but rather a derivation of the company’s stock appreciation during the Fund’s fiscal year. PFIC classification may apply to any foreign stock subject to certain asset and income tests.

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Manager Commentary
October 31, 2010 (Unaudited)

However, real estate companies are often structured in a manner which fits the ‘passive’ test, even if the company is very active. It should be noted that PFICs are not unique to this Fund, and are true of most funds which invest outside the United States. Unlike conventional gains, PFIC income cannot be offset by capital losses realized from sales of other positions. If a particular PFIC held by the Fund were to decline in value in the next year, it would cause reductions in distributable taxable income, possibly resulting in the Fund distributing a partial tax return of capital. The manager of the Fund prefers to base the Fund’s distributions on actual earned income from dividends (that is, gross dividend income, less Fund expenses) and to not manage distributions which might not be repeatable in future years. The manager believes in growing the capital base in order to maximize future income growth. For these reasons, and to avoid the negative impact of raising cash or altering the portfolio to pay related special distributions, the Fund’s Board of Directors has chosen to make this special distribution payable 10% in cash and 90% in additional shares. This distribution utilizes an exemption for all registered investment companies (RICs) and REITs that enabled many REITs to distribute shares in lieu of dividends over the previous two years. Please note that if we do not again experience such strong price appreciation next year in many PFICs, there will likely not be a special dividend of this size.

Portfolio Highlight: Brazilian Malls

We feel it is appropriate to close out this year’s report to shareholders with an illustration of some of the long term growth opportunities in the world of real estate today. Imagine the possibility of investing in the top American shopping malls circa 1960, for an analogue to the Brazilian mall industry today. Since 2002, Brazilian household consumption expenditures have risen by 11.7% in local currency based on International Monetary Fund (IMF) analysis. This has been fueled by years of pent up demand and by average annual real (adjusted for inflation) income growth of 5.4% since 2002. The increased ability of Brazilians to now obtain mortgage financing for homes and cars, as well as the use of credit cards, has been a phenomenon of only the last five years. Thus, with the introduction of the first Brazilian malls into the stock market in 2007, we have seen same average annual store sales for this group grow by 9.67% for 15 quarters. At the same time, the expansion of square footage in all Brazilian malls has grown by 8% per annum over the last four years, and is projected to grow by a similar amount over the next three, according to ABRASCE, the Brazilian Mall Association. Thus, Alpine expects the publicly traded Brazilian shopping mall companies should be able to grow their earnings before interest, taxes, depreciation and amortization (EBITDA) by almost 55% over the next two years, in comparison with domestic and major international mall companies which are expected to grow by little more than 11% over this same period. In other terms, Merrill Lynch has calculated that by 2012 the implied cap rate of five Brazilian malls will be 11.1% versus a global mall average of 6.5%. Since many of the Brazilian malls have, in fact, presented development plans which extend through 2014, we believe that the long term growth prospects of this sector present a unique opportunity to buy into the real estate value creation process at the ground floor. Since Brazilian malls are listed on the BOVESPA stock exchange, they must pay out 25% of their income in the form of dividends which we think will offer meaningful dividend growth potential, as well as price appreciation for the Fund over the next few years. For this reason, Brazilian Mall stocks constitute 38% of the Funds 18.4% exposure to Brazil.

Equities Lead Indices

It should be noted that major global real estate indices do not include meaningful exposure to emerging market (EM) stocks in their global composites, although that might have to change. The annualized growth over the five years including 2005 through 2009, of the market capitalization of stocks in the S&P 500 shrank by -1.5% while the MSCI World Index grew by 1.9%. During this period, the growth of all emerging market stocks was evidenced by a compound annual growth rate of 24% for the market capitalization of such stocks. A similar pattern has held true in real estate equities with U.S. equity REITs shrinking by -2.0% per year while, global real estate grew by a healthy 12% compound annual growth rate during this period and emerging market real estate expanded by 34%. By Alpine’s calculations, emerging market equities constitute roughly 25% of all real estate stocks outstanding market capitalization. Nonetheless, the major global real estate indices provided by Dow Jones, S&P, and the FTSE EPRA/NAREIT series all have less than 1% EM exposure through the third quarter of 2010. We believe that for the indices to remain credible, they will eventually begin to include more emerging market exposure. AWP has approximately 28% exposure to emerging markets.

Globally, the fundamental demand equation for real estate is gradually improving in most, if not all, markets. For over 20 years, Alpine has had at least modest exposure (7% minimum) of its international and global portfolios in emerging markets, and the current period is potentially the most favorable for long term investment. Because the growth dynamic is far superior in these regions, we believe that underlying real estate demand will continue to support rising rents, which can produce rising investment yields. This may lead to rising dividend yields for real estate equity investors, but the demand for high quality buildings should sustain development over multiple cycles, emphasizing the creation of real estate value. Alpine continues to believe that there will also be opportunities for companies to grow their assets and income levels in the developed economies of the U.S., Europe and even Japan, even though the next few years may be a bit challenging. We think that those investors who can take a three to five year view may be well served by this portfolio in terms of potential for growth and income to be derived from global real estate equities markets, especially during the early phases of this cycle, when value creation can be the greatest driver of total return.

Sincerely,

Samuel A. Lieber

Portfolio Manager

Past performance is not a guarantee of future results.

Annual Report | October 31, 2010	7

Manager Commentary
October 31, 2010 (Unaudited)

Mutual fund investing involves risk. Principal loss is possible. Funds that concentrate their investments in a specific sector, such as real estate, tend to experience more volatility and be exposed to greater risk than more diversified funds. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.

The techniques and strategies used by the Alpine Global Premier Properties Fund might result in a high degree of portfolio turnover. Higher portfolio turnover rates could result in corresponding increases in brokerage commissions and generate short-term capital gains taxable as ordinary income.

The recent growth in the stock market has helped to produce short-term returns for some asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

The letter represents the opinions of Alpine Funds management and is subject to change, is not guaranteed and should not be considered investment advice.

Please refer to the schedule of portfolio investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk.

This is provided to you for informational purposes only, and should not be considered tax advice. Please consult your tax advisor for further assistance.

Stocks are subject to fluctuation. The stock or other security of a company may not perform as well as expected, and may decrease in value, because of a variety of factors including those related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry) or due to other factors such as a rise in interest rates, for example.

Risks associated with investment in securities of companies in the real estate industry include: declines in the value of real estate; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; changes in interest rates and changes in general economic and market conditions.

REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment.

EBITDA stands for earnings before interest, taxes, depreciation and amortization and is an approximate measure of a company’s operating cash flow based on data from the company’s income statement. It is calculated by looking at earnings before the deduction of interest expenses, taxes, depreciation and amortization.

Basis point one one-hundredth of a percent used in measuring yield differences among bonds.

Compound Annual Growth Rate is the year-over-year growth rate of an investment over a specified period of time.

Capitalization rate (or “cap rate”) is the ratio between the net operating income produced by an asset and its capital cost (the original price paid to buy the asset) or alternatively its current market value.

MSCI World Index is a stock market index of 1,500 ‘world’ stocks. It is maintained by MSCI Inc., formerly Morgan Stanley Capital International, and is often used as a common benchmark for ‘world’ or ‘global’ stock funds.

BM&FBOVESPA Real Estate (Brazil) Index measures the behavior of the companies that represent the real estate market, and is comprised of companies whose main activity includes real estate construction, management and brokerage services.

Philippine Property Index is a capitalization-weighted index composed of stocks representative of the property sector of the PSE.

S&P Developed Property Index is an unmanaged market-weighted total return index available on a monthly basis. The index consists of many companies from developed markets whose floats are larger than $100 million and derive more than half of their revenue from property-related activities.

S&P Developed Ex-US Property Index is an unmanaged market-weighted total return index available on a monthly basis. The index consists of many companies from developed markets, excluding the U.S., whose floats are larger than $100 million and derive more than half of their revenue from property-related activities.

The FTSE STRAITS TIMES Singapore Real Estate Index is a modified market capitalization weighted index measuring the performance of Real Estate Sector of FTSE Strait Times All Share Index.

The MSCI US REIT Index is a price-only index, which MSCI began calculating on June 20, 2005. Previously, this index (then known as the Morgan Stanley REIT Index) was calculated and maintained by the AMEX.

Thai Property Index (Thailand) is a capitalization-weighted index of all stocks of the SET Index that are involved in the property sector. The index was developed with a base value of 100 on April 30, 1975.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general

The FTSE EPRA/NAREIT Global Real Estate Index Series is designed to represent general trends in eligible real estate equities worldwide.

One cannot invest directly in an index.

These being Closed-end funds and do not continuously offer shares.

8	www.alpinecef.com

Manager Commentary
October 31, 2010 (Unaudited)

PERFORMANCE(1) As of October 31, 2010

	Ending Value as of 10/31/10	Six Month	One Year	Three Years	Five Years	Since Inception(2)(3)(4)
Alpine Global Premier Properties Fund | NAV	$8.43	15.59%	28.31%	(11.73)%	-	(10.54%)
Alpine Global Premier Properties Fund | Market Price	$7.04	11.82%	34.36%	(12.95)%	-	(16.16%)
MSCI US REIT Total Return Index		6.33%	43.39%	(4.99)%	-	(9.32%)
S&P / Citigroup World Net Total Return $ US Property Index		9.70%	23.96%	(10.02)%	-	(6.49%)

(1)	Performance information calculated after consideration of dividend reinvestment. All returns for periods of less than one year are not annualized.
(2)	Commenced operations on April 26, 2007.
(3)	Annualized.
(4)	IPO price of $20 used in calculating performance information.

To the extent that the Fund’s historical performance resulted from gains derived from participation in initial public offerings (“IPOs”), there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO offerings in the future.

Performance data quoted represents past performance. Past performance is no guarantee of future results and investment returns and principle value of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. Call 1(800)617.7616 or visit www.alpinecef.com for current month end performance.

S&P/Citigroup World Net Total Return US$ Property Index is an unmanaged market-weighted total return index available on a monthly basis. The index consists of many companies from developed markets whose floats are larger than $100 million and derive more than half of their revenue from property-related activities.

The MSCI US REIT Index is a free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI US Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the US REIT universe.

The Standard & Poor’s 500 Index (S&P 500) is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The index return reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

PORTFOLIO DISTRIBUTIONS*	TOP TEN HOLDINGS*
	PDG Realty SA Empreendimentos e Participacoes		2.6%	Brazil
	CapitaCommercial Trust		2.6%	Singapore
	CBL & Associates Properties, Inc.		2.5%	United States
	MFA Mortgage Investments, Inc.		2.4%	United States
	Multiplan Empreendimentos Imobiliarios SA		2.4%	Brazil
	ARA Asset Management, Ltd.		2.4%	Singapore
	Stockland Corp., Ltd.		2.3%	Australia
	MRV Engenharia e Participacoes SA		2.0%	Brazil
	Brookfield Properties Corp.		2.0%	United States
	Japan Logistics Fund, Inc.		1.9%	Japan
	Top 10 Holdings		23.1%
* As a percentage of net assets	TOP FIVE COUNTRIES*
	United States	30.6%
	Brazil	18.4%
	Singapore	9.3%
	United Kingdom	5.9%
	Japan	5.1%

Portfolio holdings and distributions are subject to change and are not recommendations to buy and sell any security.

Annual Report | October 31, 2010	9

Manager Commentary
October 31, 2010 (Unaudited)

REGIONAL ALLOCATION* As of October 31, 2010

* As a percentage of net assets, excluding any short-term investments.

NAV, MARKET PRICE, AND TOTAL RETURN Year Ended October 31, 2010

(1)

Total return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Total return on market price reflects a $20.00 opening IPO price per share for the year ending October 31, 2010. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested.

10	www.alpinecef.com

Report of Independent Registered Public Accounting Firm
October 31, 2010 (Unaudited)

To the Shareholders and Board of Trustees of

Alpine Global Premier Properties Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments of Alpine Global Premier Properties Fund (the “Fund”), as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alpine Global Premier Properties as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, Wisconsin

December 30, 2010

Annual Report | October 31, 2010	11

Schedule of Portfolio Investments
October 31, 2010

Description	Shares	Value (Note 1)

COMMON STOCKS (91.8%)
Australia (2.8%)
Goodman Group	6,964,466	$4,297,874
Stockland Corp., Ltd.	5,506,000	20,333,066

		24,630,940
Austria (0.5%)
Conwert Immobilien Invest SE	300,025	4,543,239

Brazil (18.4%)
Aliansce Shopping Centers SA	200,110	1,624,136
BHG SA - Brazil Hospitality Group*	740,000	9,357,172
BR Malls Participacoes SA	1,574,800	14,791,246
BR Properties SA	820,837	7,951,059
Brasil Brokers Participacoes SA	563,300	3,110,855
Cyrela Brazil Realty SA Empreendimentos e Participacoes	405,000	5,568,958
Cyrela Commercial Properties SA Empreendimentos e Participacoes	1,481,000	11,758,807
Direcional Engenharia SA	1,587,302	11,912,000
EcoRodovias Infraestrutura e Logistica SA*	829,384	6,287,573
Iguatemi Empresa de Shopping Centers SA	541,738	12,671,246
Julio Simoes Logistica SA*	1,112,020	5,879,586
Mills Estruturas e Servicos de Engenharia SA*	174,000	2,102,982
MRV Engenharia e Participacoes SA	1,862,400	18,127,813
Multiplan Empreendimentos Imobiliarios SA	905,000	21,018,908
PDG Realty SA Empreendimentos e Participacoes	1,885,714	23,345,457
Rossi Residencial SA	658,209	6,453,181
Tecnisa SA	347,684	2,126,633

		164,087,612
Chile (0.4%)
Parque Arauco SA	1,780,643	3,769,146

China (4.8%)
C C Land Holdings, Ltd.	11,771,100	4,540,634
CapitaRetail China Trust	5,414,000	5,270,525
Evergrande Real Estate Group, Ltd.	2,098,200	890,576
Franshion Properties China, Ltd.	17,732,200	5,742,019
KWG Property Holding, Ltd.	4,669,934	3,699,196
New World China Land, Ltd.	10,280,980	3,806,665
NWS Holdings, Ltd.	1,521,000	3,587,019
Renhe Commercial Holdings Co., Ltd.	44,652,000	8,525,716
Soho China, Ltd.	3,478,500	2,957,370

Description	Shares	Value (Note 1)

China (continued)
Yanlord Land Group, Ltd.	3,087,500	$4,102,990

		43,122,710
France (4.3%)
Accor SA	205,360	8,421,735
Club Mediterranee*	64,714	1,266,376
Edenred*	250,000	5,236,677
Eurosic, Inc.	120,314	4,604,984
Gecina SA	25,000	3,034,141
Kaufman & Broad SA*	78,984	2,266,768
Nexity SA	298,719	13,258,569

		38,089,250
Germany (1.2%)
DIC Asset AG	622,136	6,495,935
Sirius Real Estate, Ltd.*	4,996,244	2,242,604
Treveria PLC	11,057,500	1,923,740

		10,662,279
Hong Kong (1.9%)
The Hongkong & Shanghai Hotels, Ltd.	2,995,250	5,270,790
Mandarin Oriental International, Ltd.	1,956,000	3,735,960
Midland Holdings, Ltd.	8,196,850	8,227,253

		17,234,003
India (0.9%)
Hirco PLC*	1,299,168	1,842,334
Unitech Corporate Parks PLC*	2,504,000	1,414,338
Yatra Capital, Ltd.*	666,500	4,443,395

		7,700,067
Japan (5.1%)
Eisai Co., Ltd.	136,000	4,678,116
Frontier Real Estate Investment Corp.	307	2,464,546

Japan Logistics Fund, Inc.	2,002	16,494,669
Mitsubishi Estate Co., Ltd.	300,000	5,256,617
Mitsui Fudosan Co., Ltd.	150,000	2,835,218
Secured Capital Japan Co., Ltd.	2,624	2,249,981
Sumitomo Mitsui Financial Group, Inc.	175,000	5,245,433
Sumitomo Realty & Development Co., Ltd.	300,000	6,539,083

		45,763,663
Netherlands (0.3%)
Eurocommercial Properties NV	54,886	2,715,310

Norway (0.9%)
Norwegian Property ASA*	4,454,505	8,366,553

Philippines (0.6%)
SM Prime Holdings, Inc.	20,000,000	5,560,205

12	www.alpinecef.com

Schedule of Portfolio Investments
October 31, 2010

Description	Shares	Value (Note 1)

Poland (0.2%)
Atrium European Real Estate, Ltd.	251,807	$1,512,966

Russia (1.3%)
LSR Group OJSC - GDR*(1)	650,000	5,525,000
PIK Group - GDR*(1)	751,845	2,819,419
RGI International, Ltd.*	1,358,561	2,954,870

		11,299,289
Singapore (9.3%)
ARA Asset Management, Ltd.(1)	19,802,400	20,960,587
Ascott Residence Trust	6,710,582	6,584,593
Banyan Tree Holdings, Ltd.*	8,655,400	6,219,209
CapitaCommercial Trust	19,739,300	22,723,910
Global Logistic Properties, Ltd.*	7,094,924	12,717,472
Parkway Life Real Estate Investment Trust	3,503,000	4,519,825
Starhill Global REIT*	8,007,071	3,866,507
Suntec Real Estate Investment Trust	4,000,000	4,821,139

		82,413,242
Sweden (2.7%)
Hufvudstaden AB	670,586	7,494,291
JM AB	751,945	16,323,015

		23,817,306
Thailand (2.0%)
Central Pattana PCL	5,155,000	4,771,556
Minor International PCL*	23,771,800	9,673,648
SC Asset PCL	5,031,900	2,970,801

		17,416,005
United Kingdom (4.4%)
Great Portland Estates PLC	1,260,478	6,978,194
Metric Property Investments PLC*	1,162,791	1,975,001
Regus PLC	8,465,015	11,726,069
Shaftesbury PLC	1,556,214	11,121,514
Songbird Estates PLC*	3,379,222	7,743,058

		39,543,836
United States (29.8%)
Alexander’s, Inc.	33,534	12,603,419
Alexandria Real Estate Equities, Inc.	123,739	9,092,342
AMB Property Corp.	227,258	6,406,403
Annaly Capital Management, Inc.	838,135	14,843,371
Apollo Commercial Real Estate Finance, Inc.	488,352	7,955,254
Beazer Homes USA, Inc.*	250,385	1,016,563
Brookfield Properties Corp.	1,026,485	17,850,574
CB Richard Ellis Group, Inc., Class A*	108,333	1,987,911
CBL & Associates Properties, Inc.	1,404,353	22,020,255
Chatham Lodging Trust	225,723	4,162,332
Chesapeake Lodging Trust	167,412	3,010,068
Chimera Investment Corp.	3,231,660	13,249,806
Cogdell Spencer, Inc.	400,343	2,630,254

Colony Financial, Inc.	465,507	8,826,013

Description	Shares	Value (Note 1)

United States (continued)
Coresite Realty Corp.*	171,429	$2,581,721
Covanta Holding Corp.	250,000	3,945,000
Cypress Sharpridge Investments, Inc.	471,664	6,145,782
Diamond Offshore Drilling, Inc.	75,000	4,962,000
DiamondRock Hospitality Co.*	581,974	6,157,285
DuPont Fabros Technology, Inc.	57,143	1,434,289
Entertainment Properties Trust	147,800	6,832,794
Excel Trust, Inc.	426,923	4,896,807
General Growth Properties, Inc.	482,793	8,110,922
Host Hotels & Resorts, Inc.	410,569	6,523,941
Invesco Mortgage Capital, Inc.	400,000	8,636,000
Lennar Corp.	289,750	4,204,272
MFA Mortgage Investments, Inc.	2,710,500	21,440,055
Ocwen Financial Corp.*	276,059	2,382,389
Orient-Express Hotels, Ltd.*	368,393	4,663,855
Pebblebrook Hotel Trust*	53,571	1,049,456
ProLogis	393,343	5,369,132
Simon Property Group, Inc.	122,665	11,778,293
SL Green Realty Corp.	150,000	9,858,000
Starwood Property Trust, Inc.	713,452	14,418,865
Two Harbors Investment Corp.	400,000	3,688,000

		264,733,423
TOTAL COMMON STOCKS (Identified Cost $700,173,292)		816,981,044

PARTICIPATION NOTES (1.4%)
India (0.9%)
Macquarie Bank, Ltd. - Housing Development and Infrastructure, Ltd.*	1,105,800	6,160,633
Merrill Lynch - Housing Development*	313,700	1,747,685

Netherlands (0.5%)
Merrill Lynch - Phoenix Mills, Ltd.*	850,000	4,801,480

TOTAL PARTICIPATION NOTES (Identified Cost $9,690,909)		12,709,798

PREFERRED STOCKS (0.2%)
United States (0.2%)
Beazer Homes USA, Inc., 7.500%	70,000	1,569,750

Annual Report | October 31, 2010	13

Schedule of Portfolio Investments
October 31, 2010

Description	Shares	Value (Note 1)

United States (continued)
CBL & Associates Properties, Inc., 7.375%	10,000	$235,200

		1,804,950
TOTAL PREFERRED STOCKS
(Identified Cost $1,953,000)		1,804,950

WARRANTS (0.0%)(2)
Thailand (0.0%)(2)
Minor International PCL, expires 5/18/13 at 13.00 (Thailand Baht)*	2,377,180	237,877

TOTAL WARRANTS
(Identified Cost $0)		237,877

EQUITY - LINKED STRUCTURED NOTES (1.9%)
France (0.4%)
Veolia Environment*	120,000	3,524,892

United Kingdom (1.5%)
Aviva PLC*	1,000,000	6,378,990
Drax Group PLC*	632,579	3,858,846
InterContinental Hotels Group PLC*	150,000	2,901,070

		13,138,906
TOTAL EQUITY - LINKED STRUCTURED NOTES
(Identified Cost $16,491,548)		16,663,798

Description	7 Day Yield	Shares	Value (Note 1)

SHORT TERM INVESTMENTS (2.3%)
Federated Treasury Obligations Money Market Fund	0.014%	20,268,786	20,268,786

TOTAL SHORT TERM INVESTMENTS
(Identified Cost $20,268,786)			20,268,786

TOTAL INVESTMENTS (97.6%)
(Identified Cost $748,577,535)			868,666,253

TOTAL OTHER ASSETS LESS LIABILITIES (2.4%)			21,087,049

NET ASSETS (100.0%)			$889,753,302

*	Non-income producing security.

(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid in accordance with procedures adopted by the Fund’s Board of Trustees. As of October 31, 2010, securities restricted under Rule 144A had a total value of $29,305,006 which comprised 3.29% of the Fund’s net assets.

(2)	Less than 0.05% of Net Assets.

Common Abbreviations

AB - Aktiebolag is the Swedish equivalent of the term corporation.

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

ASA - Allmennaksjeselskap is the Norwegian term for a public limited company.

Co. - Company

Corp. - Corporation

GDR - Global Depositary Receipts

Inc. - Incorporated

Ltd. - Limited

NV - Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

OJSC - Open Joint Stock Company

PCL - Public Company Limited

PLC - Public Limited Company

REIT - Real Estate Investment Trust

SA - Generally designates corporations in various countries, mostly those employing the civil law.

SE - SE Regulation. A European Company which can operate on a Europe-wide basis and be governed by Community law directly applicable in all Member States.

See Notes to Financial Statements.

14	www.alpinecef.com

Statement of Assets and Liabilities
October 31, 2010 (Unaudited)

ASSETS

Investments, at value(1)	$868,666,253
Foreign currency, at value(2)	2,282,497
Receivable for investment securities sold	24,081,444
Dividends receivable	2,788,079
Prepaid and other assets	27,737

Total Assets	897,846,010

LIABILITIES

Interest on loan payable	26,484
Payable for investment securities purchased	6,880,442
Accrued expenses and other liabilities:
Investment advisory fees	768,901
Administrative fees	99,958
Trustee fees	16,000
Officer fees	15,220
Other	285,703

Total Liabilities	8,092,708

Net Assets	$889,753,302

NET ASSETS REPRESENTED BY

Paid-in-capital	$1,986,048,248
Overdistributed net investment income	(17,975,830)
Accumulated net realized loss on investments, swap contracts and foreign currency	(1,198,367,836)
Net unrealized appreciation on investments and foreign currency translations	120,048,720

Net Assets	$889,753,302

Net asset value
Net assets	$889,753,302
Shares of beneficial interest issued and outstanding	105,506,077
Net asset value per share	$8.43

(1) Total Cost of Investments	$748,577,535
(2)Total Cost of Foreign Currency	$2,330,232

See Notes to Financial Statements.

Annual Report | October 31, 2010	15

Statement of Operations
For the Six Months Ended October 31, 2010 (Unaudited)

INCOME

Dividends*	$49,916,220
Interest	2,051

Total Income	49,918,271

EXPENSES

Interest on loan	357,572
Investment advisory fee	8,120,115
Administrative fee	1,055,615
Audit and tax fees	77,577
Custodian fees	587,948
Officer fees	68,380
Insurance fees	10,231
Legal fees	75,175
Printing fees	204,834
Trustee fees	64,000
NYSE fees	93,995
Miscellaneous fees	52,615

Total Expenses	10,768,057

Net Investment Income	39,150,214

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS, SWAP CONTRACTS AND FOREIGN CURRENCY
Net realized loss on investments:
Securities transactions	(24,079,291)
Swap contracts	(2,501,148)
Foreign currency transactions	(302,912)

Net realized loss on investments	(26,883,351)

Change in net unrealized appreciation/(depreciation) of:
Investments	172,496,115
Foreign currency translations	7,330,729

Net unrealized appreciation of investments	179,826,844

Net realized/unrealized gain on investments, swap contracts and foreign currency	152,943,493

Net Increase in Net Assets Resulting from Operations	$192,093,707

*Net of foreign taxes withheld	$1,573,692

See Notes to Financial Statements.

16	www.alpinecef.com

Statements of Changes in Net Assets
October 31, 2010 (Unaudited)

	For the Year Ended October 31, 2010	For the Year Ended October 31, 2009

OPERATIONS

Net investment income	$39,150,214	$53,616,209
Net realized gain/(loss) on investments:
Securities transactions	(24,079,291)	(401,582,587)
Swap contracts	(2,501,148)	(133,674)
Foreign currency transactions	(302,912)	(2,961,761)
Net change in unrealized appreciation/(depreciation) of:
Investments	172,496,115	556,834,096
Foreign currency translations	7,330,729	89,940,964

Net increase in net assets resulting from operations	192,093,707	295,713,247

DISTRIBUTIONS TO COMMON SHAREHOLDERS

From net investment income	(68,536,746)	(58,530,710)

Net decrease in net assets resulting from distributions to shareholders	(68,536,746)	(58,530,710)

CAPITAL SHARE TRANSACTIONS

Repurchase of shares	–	(1,853,811)

Net decrease in net assets derived from capital share transactions	–	(1,853,811)

Net Increase in Net Assets	123,556,961	235,328,726

Net Assets
Beginning of year	766,196,341	530,867,615

End of year*	$889,753,302	$766,196,341

*Including (over)/undistributed net investment income of:	$(17,975,830)	$630,641

See Notes to Financial Statements.

Annual Report | October 31, 2010	17

Financial Highlights
October 31, 2010

	For the Year Ended October 31, 2010	For the Year Ended October 31, 2009	For the Year Ended October 31, 2008	For the Period Ended October 31, 2007 (1)

PER COMMON SHARE OPERATING PERFORMANCE

Net asset value per share, beginning of period	$7.26	$5.00	$18.04	$19.10

Income/(loss) from investment operations:
Net investment income	0.37	0.53	1.41	0.55
Net realized and unrealized gain/(loss) on investments, swap contracts and foreign currency	1.45	2.28	(12.93)	(0.95)

Total from investment operations	1.82	2.81	(11.52)	(0.40)

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS

From net investment income	(0.65)	(0.55)	(1.27)	(0.56)
From tax return of capital	–	–	(0.25)	(0.07)

Total distributions	(0.65)	(0.55)	(1.52)	(0.63)

CAPITAL SHARE TRANSACTIONS

Common share offering costs charged to paid-in-capital	–	–	–	(0.03)

Total capital share transactions	–	–	–	(0.03)

Net asset value per share, end of period	$8.43	$7.26	$5.00	$18.04

Per share market value, end of period	$7.04	$5.79	$4.45	$15.71

Total return based on:
Net Asset Value(2)	28.31%	66.15%	(67.74)%	(1.69)%
Market Value(2)	34.36%	48.89%	(67.03)%	(18.41)%

RATIOS/SUPPLEMENTAL DATA

Net Assets attributable to common shares, at end of period (000)	$889,753	$766,196	$530,868	$1,908,062
Ratio of total expenses to average net assets	1.37%	1.34%	1.44%	1.21%(3)
Ratio of total expenses excluding interest expense to average net assets	1.32%	1.33%	1.29%	—
Ratio of net investment income to average net assets	4.97%	9.88%	11.41%	6.31%(3)
Portfolio turnover rate	115%	153%	263%	89%(4)

Borrowings at End of Period
Aggregate Amount Outstanding (000)	N/A	$18,610	$17,974	$28,500
Asset Coverage Per $1,000 (000)	N/A	$42,171	$30,535	$67,950

(1)	For the period from April 26, 2007 (inception of the fund) to October 31, 2007.
(2)

Total investment return is calculating assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Total investment return on net asset value reflects a $20.00 opening IPO price and sales load of $0.90 per share for the period ended October 31, 2007. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions. Total investment returns for less than a full year are not annualized. Past performance is not a guarantee of future results.

(3)	Annualized.
(4)	Not Annualized. Portfolio turnover rate does not reflect total return swap transactions. (See Note 2 Under Notes to Financial Statements)

See Notes to Financial Statements.

18	www.alpinecef.com

Notes to Financial Statements
October 31, 2010

1. ORGANIZATION

Alpine Global Premier Properties Fund (the “Fund”) is a diversified, closed-end management investment company. The Fund’s primary investment objective is capital appreciation. The Fund’s secondary investment objective is high current income.

The Fund had no operations prior to April 26, 2007 other than matters relating to its organization and the sale and issuance of 213,089.005 shares of beneficial interest in the Fund to a group consisting of Alpine Woods Capital Investors, LLC (“Alpine Woods”), certain of its officers and parties either related to or affiliated with those officers and 6,235.602 shares of beneficial interest in the Fund to the Independent Trustees at the initial subscription price of $19.10 per share. Alpine Woods serves as the Fund’s investment adviser. The Fund’s Common Shares are listed on the New York Stock Exchange (“NYSE”) under the symbol “AWP”.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from those estimates.

Valuation of Securities: The net asset value (“NAV”) of shares of the Fund is calculated by dividing the value of the Fund’s net assets by the number of outstanding shares. NAV is determined each day the NYSE is open as of the close of regular trading (normally, 4:00 p.m., Eastern time). In computing NAV, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations. In computing the Fund’s net asset value, portfolio securities that are traded on a securities exchange in the United States, except for option securities, are valued at the last reported sale price as of the time of valuation, or lacking any current reported sale at the time of valuation, at the mean between the most recent bid and asked quotations, or if market quotations are not available or determined to be unreliable, through procedures and/or guidelines established by the Board of Trustees. Each option security traded on a securities exchange in the United States is valued at the last current reported sale price as of the time of valuation if the last current reported sale price falls within the consolidated bid/ask quote for the option security. If the last current reported sale price as of the time of valuation does not fall within the consolidated bid/ask quote for the option security, the security is valued at the mid-point of the consolidated bid/ask quote for the option security. Each security traded in the over-the-counter market and quoted on the NASDAQ National Market System, is valued at the NASDAQ Official Closing Price (“NOCP”), as determined by NASDAQ, or lacking an NOCP, the last current reported sale price as of the time of valuation by NASDAQ, or lacking any current reported sale on NASDAQ at the time of valuation, at the mean between the most recent bid and asked quotations. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued by the counterparty, or if the counterparty’s price is not readily available then by using the Black-Scholes method. Each other security traded over-the-counter is valued at the mean between the most recent bid and asked quotations. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Securities that are principally traded in a foreign market are valued at the last current sale price at the time of valuation or lacking any current or reported sale, at the time of valuation, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the NYSE is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s net asset value is not calculated. As stated below, if the market prices are not readily available or are not reflective of the fair value of the security, as of the close of the regular trading on the NYSE (normally, 4:00pm Eastern time), the security will be priced at a fair value following procedures approved by the Board of Trustees.

When market quotations are not readily available or when the valuation methods mentioned above are not reflective of a fair value of the security, the security is valued at fair value following procedures and/or guidelines approved by the Board of Trustees. The Fund may also use fair value pricing, if the value of a security it holds is, pursuant to Board of Trustees guidelines, materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is traded. These procedures may utilize valuations furnished by pricing services approved by the Board of Trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. When fair value pricing is employed, the value of the portfolio security used to calculate the Fund’s net asset value may differ from quoted or official closing prices.

Fair Value Measurement: In accordance with GAAP, the Fund uses a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entities own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Annual Report | October 31, 2010	19

Notes to Financial Statements
October 31, 2010

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards.

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2010:

Alpine Global Premier Properties Fund
	Valuation Inputs
Investments in Securities at Value*	Level 1**	Level 2**	Level 3	Total

Common Stocks	$816,981,044	$–	$–	$816,981,044
Participation Notes	–	12,709,798	–	12,709,798
Preferred Stocks	1,804,950	–	–	1,804,950
Warrants	237,877	–	–	237,877
Equity - Linked Structured Notes	–	16,663,798	–	16,663,798
Short Term Investments	20,268,786	–	–	20,268,786
Total	$839,292,657	$29,373,596	$–	$868,666,253

*	For detailed country descriptions, see accompanying Schedule of Portfolio Investments.

**

A security’s classification as Level 1 or Level 2 within the Fund can move on a daily basis throughout the year depending on whether or not the Fund has determined the value of securities principally traded in foreign markets has become stale between the close of the foreign exchanges and the time the funds calculate their NAV. If management determines the price has become stale, a fair value adjustment will be made to the impacted securities and these fair value adjusted securities are considered to be priced using Level 2 inputs.

Security Transactions and Investment Income: Security transactions are recorded on the date a security is purchased or sold (i.e. on the trade date). Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums, where applicable. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable. Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties.

Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute timely, all of its investment company taxable income and net realized capital gains to shareholders. Therefore, no federal income tax provision is recorded. Under applicable foreign tax laws, a withholding tax may be imposed on interest, dividends, and capital gains earned on foreign investments. Where available, the Fund will file for claims on foreign taxes withheld.

The Fund accounts for uncertainty related to income taxes in accordance with U.S. GAAP. The Fund recognizes tax benefits only if

20	www.alpinecef.com

Notes to Financial Statements
October 31, 2010

it is more likely than not that a tax position (including the Fund’s assertion that its income is exempt from tax) will be sustained upon examination.

The Fund has no material uncertain tax positions and has no unrecognized tax benefits as of October 31, 2010. Since its inception, the Fund has not recorded any amounts for interest or penalties related to uncertain tax benefits. The statute of limitations on the Fund’s Federal and New York State tax return filings remains open for the years ended December 31, 2007, and October 31, 2008 through October 31, 2010.

Distributions: The Fund intends to make a level distribution each month to its shareholders of the net investment income of the Fund after payment of Fund operating expenses. The level distribution rate may be modified by the Board of Trustees from time to time. If, for any monthly distribution, investment company taxable income, if any (which term includes net short-term capital gain) and net tax-exempt income, if any, is less than the amount of the distribution, the difference will generally be a tax-free return of capital distributed from the Fund’s assets. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gains, if any, realized during the year. If the total distributions made in any fiscal year exceed annual investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets). Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Foreign Currency Translation Transactions: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. The books and records of the Fund are maintained in U.S. dollars. Non-U.S. denominated amounts are translated into U.S. dollars as follows, with the resultant translation gains and losses recorded in the Statements of Operations:

i)	market value of investment securities and other assets and liabilities at the exchange rate on the valuation date,

ii)	purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

Risk Associated With Foreign Securities and Currencies: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries. Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the Fund or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Total Return Swaps: The Fund may invest in total return swap agreements to manage or gain exposure to various securities or markets in pursuit of it investment objectives.

A total return swap is an agreement between the Fund and a counter-party to exchange a market linked return for a floating rate payment, both based on a notional principal amount. Because the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily based upon quotations from the market makers and the change in value, if any, is recorded as an unrealized gain or loss in the Statement of Operations. The unrealized gain (loss) related to the daily change in the valuation of the notional amount of the swap, as well as the amount due to (owed by) the Fund at termination or settlement, is combined and separately disclosed as an asset (liability). The Fund also records any periodic payments received from (paid to) the counter-party, including at termination, under such contracts as realized gain (loss).

In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The Fund did not hold any total return swaps at October 31, 2010.

Annual Report | October 31, 2010	21

Notes to Financial Statements
October 31, 2010

During the year ended October 31, 2010, the Fund entered into approximately nine total return swap agreements with a total notional amount of $29,885,193 and recorded a net realized loss of $2,501,148 on the Statement of Operations related to investments in total return swaps.

Equity-Linked Structured Notes: The Fund may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, and equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities. The Fund did hold equity-linked structured notes at October 31, 2010.

Forward Currency Contracts: The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Fund may use forward currency contracts to gain exposure to or hedge against changes in the value of foreign currencies. A forward currency contract (“forward”) is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward contract fluctuates with changes in forward currency exchange rates. The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. When the forward contract is closed, the Fund records a realized gain or loss equal to the fluctuation in value during the period the forward contract was open. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably. The fund did not hold foreign currency contracts at October 31, 2010.

Derivatives: The Fund has adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Fund’s Statement of Assets and Liabilities and Statement of Operations.

The effect of derivative instruments on the Statement of Assets and Liabilities as of October 31, 2010.

	Asset Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value

Total return swap contracts	Interest receivable on total return swap contracts	$251

Total		$251

The effect on derivatives instruments on the Statement of Operations for the year ended October 31, 2010.

Derivatives not accounted for as hedging instruments	Statement of Operations Location	Realized Gain/(Loss) On Derivatives Recognized in Income	Change in Unrealized Loss On Derivatives Recognized in Income

Total return swap contracts	Net realized loss on investments: Swap contracts	$(2,501,148)	$–

Foreign exchange contracts	Net realized gain on investments: Foreign currency transactions	156,753	–

Total		$(2,344,395)	$–

Use of Estimates: The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

3. CAPITAL SHARE TRANSACTIONS:

The Fund has a 100,000,000 common shares of beneficial interest, with no par value, authorized.

Transactions in shares and dollars of the Fund were as follows:

	For the Year Ended October 31, 2010	For the Year Ended October 31, 2009

Common Shares Outstanding-beginning of period	105,506,077	106,088,607
Shares repurchased*	–	(582,530)

Common shares outstanding-end of period	105,506,077	105,506,077

*	On September 18, 2008, the Fund commenced share repurchases for purposes of enhancing shareholder value and reducing the discount at which the Fund’s shares trade from their net asset value. For the years ended October 31, 2008 and 2009, the Fund repurchased 582,530 and 279,276 of its shares at an average discount of 25.66% and 25.00% from net asset value per share, respectively. The Fund expects to repurchase its outstanding shares at such time and in such amounts as it believes such activity will further the accomplishment of the foregoing objectives, subject to review of the Board of Trustees.

22	www.alpinecef.com

Notes to Financial Statements
October 31, 2010

4. PURCHASES AND SALES OF SECURITIES:

Purchases and sales of securities (excluding short-term securities) for the annual ended October 31, 2010 are as follows:

Purchases	Sales
$ 915,060,583	$ 993,301,354

The Fund did not have purchases and sales of U.S. Government obligations for the year ended October 31, 2010.

5. INVESTMENT ADVISORY AGREEMENT AND

ADMINISTRATION AGREEMENT:

Alpine Woods serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund. As compensation for its services to the Fund, Alpine Woods receives an annual investment advisory fee of 1.00% based on the Fund’s average daily managed assets, computed daily and payable monthly.

ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement with the Fund. As compensation for its services to the Fund, ALPS receives an annual administration fee of 0.13% based on the Fund’s average daily total assets, computed daily and payable monthly.

6. INCOME TAX INFORMATION:

Classification of Distributions: Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

The tax character of the distributions paid by the Fund during the year ended October 31, 2010 was as follows:

Distributions paid from: Ordinary Income	$ 68,536,746
$ 68,536,746

Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under accounting principles generally accepted in the United States. Accordingly, for the period ended October 31, 2010, the effects of certain differences were reclassified. The Fund increased accumulated net investment income by $10,780,061 and decreased accumulated net realized gain by $10,780,061. These differences were primarily due to the differing tax treatment of foreign currency, and certain other investments. Net assets of the portfolio were unaffected by the reclassifications and the calculation of net investment income per share in the Financial Highlights excludes these adjustments.

At October 31, 2010, the Fund had available for tax purposes unused capital loss carryovers of $78,724,245, expiring October 31, 2015, unused capital loss carryovers of $661,143,094 expiring October 31, 2016, unused capital loss carryovers of $369,610,833, expiring October 31, 2017, and unused capital loss carryovers of $67,561,774, expiring October 31, 2018.

As of October 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$ 37,264,710
Accumulated Capital Loss	(1,177,039,946)
Unrealized Appreciation	43,494,295
Other Cumulative Effect of Temporary Differences	(14,005)

Total	$(1,096,294,946)

As of October 31, 2010, net unrealized appreciation/(depreciation) of investments based on federal tax costs was as follows:

Gross appreciation on investments (excess of value over tax cost)	$161,148,197
Gross depreciation on investments (excess of tax cost over value)	$(117,613,904)
Net depreciation on foreign currency	$(39,998)

Net unrealized appreciation	43,494,295

Cost of investments for income tax purposes	$825,131,960

The differences between book and tax net unrealized appreciation and cost were primarily due to deferral of losses from wash sales and to the different tax treatment of certain other investments.

7. LINE OF CREDIT:

On July 9, 2009, an Agreement among Alpine Global Dynamic Dividend Fund, Alpine Total Dynamic Dividend Fund, Alpine Global Premier Properties Fund (together, the “Funds”) and The Bank of New York (“BONY”) was executed which allows for each Fund to borrow against a secured line of credit from BONY an aggregate amount of up to $350,000,000 for all Funds. As of October 31, 2010 there was an unused balance of $165,709,000 available to all three Funds. During the year ended October 31, 2010, the average borrowing by the Fund was $25,028,873 with an average rate on borrowings of 1.41%.

8. OTHER:

Compensation of Trustees: The Independent Trustees of the Fund receive $4,000 for each meeting attended.

9. SUBSEQUENT EVENTS:

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events.

Annual Report | October 31, 2010	23

Notes to Financial Statements
October 31, 2010

Distributions: The Fund paid a distribution of $3,481,701 or $0.033 per common share on November 30, 2010 to common shareholders of record on November 23, 2010.

The Fund also declared a distribution of $0.033 payable on December 31, 2010 to common shareholders of records on December 27, 2010.

The  Fund  also declared  a  special  distribution  of  $0.305  payable on January 28, 2011 to common  shareholders  of  record  on December 31, 2010. This distribution will be paid in the shares of the Fund; however, shareholders may elect to receive cash in lieu of shares. The Fund will limit the amount of cash to be paid out to 10% of the aggregate amount of the distribution.

Line of Credit: On December 1, 2010 the Fund entered into a lending agreement with BNP Paribas Prime Brokerage International which allows the Fund to borrow on an uncommitted and secured basis.

24	www.alpinecef.com

Additional Information
October 31, 2010 (Unaudited)

DIVIDEND REINVESTMENT PLAN

Unless the registered owner of common shares elects to receive cash by contacting Boston Financial Data Services, Inc. (“Plan Administrator”), all dividends or other distributions (together, “Dividends” and each, a “Dividend”) declared on common shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Shareholders that are not permitted to 7 participate through their broker or nominee or who elect not to participate in the Plan will receive all Dividends in cash paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to such nominee) by the Plan Administrator, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all Dividends in cash by contacting the Plan Administrator, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared Dividend. If you hold your shares through a broker, and you wish for all Dividends declared on your common shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each shareholder under the Plan in the same name in which such shareholder’s common shares are registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per share is equal to or greater than the NAV per share, the Plan Administrator will invest the Dividend amount in Newly Issued common shares on behalf of the participants. The number of Newly Issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per share on the payment date. If, on the payment date for any Dividend, the NAV per share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the common shares trade on an “ex-

dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in common shares acquired in Open-Market Purchases. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per share exceeds the NAV per share, the average per share purchase price paid by the Plan Administrator may exceed the NAV of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued common shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued common shares at the NAV per share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of the Fund’s shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any U.S. federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “U.S. Federal Income Tax Matters.” Participants that request a sale of common shares through the Plan Administrator are subject to brokerage commissions.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund’s shares is higher than the NAV, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and will have shares with a

Annual Report | October 31, 2010	25

Additional Information
October 31, 2010 (Unaudited)

cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants receive distributions of shares with a NAV greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the NAV. Also, because the Fund does not redeem its shares, the price on resale may be more or less than the NAV.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Boston Financial Data Services Inc. at Two Heritage Drive North Quincy, MA 02171 or by calling toll-free 1(800)617.7616.

FUND PROXY VOTING POLICIES & PROCEDURES

Policies and procedures used in determining how to vote proxies relating to portfolio securities and a summary of proxies voted by the Fund are available without a charge, upon request, by contacting the Fund at 1(800)617.7616 and on the Securities and Exchange Commission’s (“Commission”) web site at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available without a charge, upon request, by contacting the Fund at 1(800)617.7616 and on the Commission’s web site at http://www.sec.gov. You may also review and copy Form N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1(800)SEC.0330.

DESIGNATION REQUIREMENTS

Of the distributions paid by the Fund from ordinary income for year ended October 31, 2010, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income, respectively.

Dividends Received Deduction	4.67%
Qualified Dividend Income	10.62%

NOTICE

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time its common shares in the open market.

26	www.alpinecef.com

Additional Information
October 31, 2010 (Unaudited)

INDEPENDENT TRUSTEES*

Name and Age	Position(s) Held with the Fund	Principal Occupation During Past Five Years	# of Portfolios in Alpine Fund Complex**	Other Directorships Held by Trustee

Laurence B. Ashkin (82)	Independent Trustee	Real estate developer and construction consultant since 1980; Founder and President of Centrum Properties, Inc. since 1980.	16	Trustee, Alpine Family of Funds.* Director, Chicago Public Radio, Board Chair, The Perspectives Charter Schools.

H. Guy Leibler (56)	Independent Trustee	Private investor since 2007, Vice Chair and Chief Operating Officer of L&L Acquisitions LLC (2004-2007); President, Skidmore, Owings & Merrill LLP (2001-2004).	16	Chairman Emeritus, White Plains Hospital Center; Trustee, Trustee, Alpine Family of Funds.*

Jeffrey E. Wacksman (50)	Independent Trustee	Partner, Loeb, Block & Partners LLP since 1994.	16

Director, International Succession Planning Association; Trustee, Larchmont Manor Park Society; Director, Bondi Icebergs Inc.; Director, MH Properties, Inc.; Trustee, Trustee, Alpine Family of Funds. *

James A. Jacobson (65)	Independent Trustee	Retired (11/2008-Present); Vice Chairman and Managing Director, Spear Leeds & Kellogg Specialists, LLC (01/2003-11/2008).	16	Trustee, Alpine Family of Funds. * Trustee, Allianz Global Investors Multi-Funds.

*

The Independent Trustees identified above are the members of the Board of Trustees for each of the Alpine Series Trust, Alpine Equity Trust and Alpine Income Trust, Alpine Global Dynamic Dividend Fund, and Alpine Total Dynamic Dividend Fund (collectively, the “Alpine Family of Funds”).

**

Alpine Woods Capital Investors, LLC manages sixteen fund portfolios within the Alpine Family of Funds. Three of the Alpine Trusts are registered as an open-end management investment company. The Trustees oversee each of the sixteen portfolios within the Alpine Family of Funds.

Annual Report | October 31, 2010	27

Additional Information
October 31, 2010 (Unaudited)

INTERESTED TRUSTEE

Name and Age	Position(s) Held with the Fund	Principal Occupation During Past Five Years	# of Portfolios in Alpine Fund Complex**	Other Directorships Held by Trustee

Samuel A. Lieber* (54)	Interested Trustee and President	Chief Executive Officer of Alpine Woods Capital Investors, LLC since November 1997. President of Alpine Trusts since 1998.	16	Trustee, Alpine Family of Funds.

*	Samuel A. Lieber has been a Trustee of the Fund since its inception. He is the son of Stephen A. Lieber.

**

Alpine Woods Capital Investors, LLC manages sixteen fund portfolios within the Alpine Family of Funds. Three of the Alpine Trusts are registered as an open-end management investment company. The Trustees oversee each of the sixteen portfolios within the Alpine Family of Funds.

28	www.alpinecef.com

Additional Information
October 31, 2010 (Unaudited)

In addition to Mr. Samuel A. Lieber, the table below identifies the Fund’s executive officers.

Name and Age	Position(s) Held with the Fund	Principal Occupation During Past Five Years	# of Portfolios in Alpine Fund Complex**	Other Directorships Held by Trustee
Stephen A. Lieber (85)*	Executive Vice President	Chief Investment Officer, Alpine Woods Capital Investors, LLC since 2003; Chairman and Senior Portfolio Manager, Saxon Woods Advisors, LLC since 1999.	N/A	None
John M. Megyesi (50)	Chief Compliance Officer

Chief Compliance Officer,

Alpine Woods Capital

Investors, LLC since January

2009; Vice President and

Manager, Trade Surveillance,

Credit Suisse

Asset Management,

LLC (2006-2009);

Manager, Trading and

Surveillance, Allianz Global

Investors (2004-2006).

			N/A	None
Ronald Palmer (42)	Chief Financial Officer

Chief Financial Officer,

Alpine Woods Capital Investors, LLC

since January 2010;

Independent Consultant

(2008-2009); Vice President,

Cash Management and

Foreign Exchange, Macquarie

Capital Management, LLC

(2007-2008); Chief Operating

Officer, Macquarie Fund

Adviser, LLC (2004-2007).

			N/A	None
Meimei Li (46)	Treasurer	Controller, Alpine Woods Capital Investors, LLC since February 2007; Senior Accountant, Pinnacle Group (2005-2007); Senior Auditor, Eisner & Lubin LLP (2001-2005).	N/A	None
Andrew Pappert (30)	Secretary	Director of Fund Operations, Alpine Woods Capital Investors, LLC since September 2008; Assistant Vice President, Mutual Fund Operations, Credit Suisse Asset Management, LLC (2003-2008).	N/A	None

*	Stephen A. Lieber is the father of Samuel A. Lieber.

**	Alpine Woods Capital Investors, LLC manages sixteen fund portfolios within the Alpine Family of Funds. Three of the Alpine Trusts are registered as an open-end management investment company. The Trustees oversee each of the sixteen portfolios within the Alpine Family of Funds.

Annual Report | October 31, 2010	29

INVESTOR	1(800) 617.7616 | www.alpinecef.com
INFORMATION

INVESTMENT ADVISER

Alpine Woods Capital Investors, LLC

2500 Westchester Ave., Suite 215

Purchase, NY 10577

ADMINISTRATOR &

CUSTODIAN

State Street Bank & Trust Company

One Lincoln Street

Boston, MA 02111

TRANSFER AGENT

Boston Financial Data Services, Inc.

Two Heritage Drive

North Quincy, MA 02171

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

555 East Wells Street

Milwaukee, WI 53202

FUND COUNSEL

Willkie Farr & Gallagher

787 7th Ave.

New York, NY 10019

INVESTOR INFORMATION

1(800) 617.7616

www.alpinecef.com

Item 2.   Code of Ethics.

(a) The Registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) Not applicable.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2(a) above.

(d) The Registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to any element of the code of ethics described in 2(a) above.

(e) Not applicable.

(f) The Registrant's Code of Ethics is attached as Exhibit 12(A)(1) hereto.

Item 3.   Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Board of Trustees has determined that Laurence B. Ashkin is an audit committee financial expert. Laurence B. Ashkin is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.   Principal Accountant Fees and Services.

(a)

Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal year 2009 was $30,500 and for fiscal year 2010 was $61,750.

(b)

Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item was $0 in 2009 and $0 in 2010.

(c)

Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning was $4,615 in 2009 and $4,900 in 2010.

(d)

All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item is $0 in 2009 and $0 in 2010.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant's principal auditors must be pre-approved by the Registrant’s audit committee, which may include the approval of certain services up to an amount determined by the audit committee. Any services that would exceed that amount would require additional approval of the audit committee.

(e)(2)	No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	Not applicable.

(h)	Not applicable

Item 5.   Audit Committee of Listed Registrants.

The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act and is comprised of the following members:

H. Guy Leibler

Jeffrey E. Wacksman

Laurence B. Ashkin

James A. Jacobson

Item 6.   Schedule of Investments.

The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached, as Exhibit Item 7, is a copy of the registrant’s policies and procedures.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies as of October 31, 2010

(a)(1) As of October 31, 2010

Name	Title	Length of Service	Business Experience 5 Years
Samuel A. Lieber	Portfolio Manager	Since January 2003	Chairman, President (2006-present), Founder, Alpine Woods Capital Investor LLC (2003-present)
Joel E.D. Wells	Portfolio Manager	Since November 2006	Portfolio Manager, Alpine Emerging Markets Real Estate Fund (2008-present); Equity Real Estate Markets Analyst at Wachovia Capital

(a)(2) Other Accounts Managed as of October 31, 2010

Type of Accounts	Number of Accounts	Total Assets ($ in millions)	Advisory Fee Based on Performance		Material Conflicts if Any
			Number of Accounts	Total Assets
Samuel A. Lieber					See below(1)
Registered Investment Companies	7	$753.31	0	0

Other Pooled Accounts	2	111.8	0	0
Other Accounts	1	18.40	0	0

Joel E.D. Wells					See below(1)
Registered Investment Companies	1	$3.30	0	0
Other Pooled Accounts	0	0	0	0
Other Accounts	0	0	0	0

(1) Conflicts of interest may arise because the Fund’s Portfolio Managers have day-to-day management responsibilities with respect to both the Fund and various other accounts. These potential conflicts include:

Limited Resources.  The Portfolio Managers cannot devote their full time and attention to the management of each of the accounts that they manage. Accordingly, the Portfolio Managers may be limited in their ability to identify investment opportunities for each of the accounts that are as attractive as might be the case if the Portfolio Managers were to devote substantially more attention to the management of a single account. The effects of this potential conflict may be more pronounced where the accounts have different investment strategies.

Limited Investment Opportunities.  Other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that it believes is equitable to the accounts involved, including the Fund. When two or more clients of the Adviser are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

Different Investment Strategies.  The accounts managed by the Portfolio Managers have differing investment strategies. If the Portfolio Managers determine that an investment opportunity may be appropriate for only some of the accounts or decide that certain of the accounts should take different positions with respect to a particular security, the Portfolio Managers may effect transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other accounts.

Variation in Compensation.  A conflict of interest may arise where the Adviser is compensated differently by the accounts that are managed by the Portfolio Managers. If certain accounts pay higher management fees or performance- based incentive fees, the Portfolio Managers might be motivated to prefer certain accounts over others. The Portfolio Managers might also be motivated to favor accounts in which they have a greater ownership interest or accounts that are more likely to enhance the Portfolio Managers’ performance record or to otherwise benefit the Portfolio Managers.

Selection of Brokers.  The Portfolio Managers select the brokers that execute securities transactions for the accounts that they supervise. In addition to executing trades, some brokers provide the Portfolio Managers with research and other services which may require the payment of higher brokerage fees than might otherwise be available. The Portfolio Managers’ decision as to the selection of brokers could yield disproportionate costs and benefits among the accounts that they manage, since the research and other services provided by brokers may be more beneficial to some accounts than to others.

Where conflicts of interest arise between the Fund and other accounts managed by the Portfolio Managers, the Portfolio Managers will use good faith efforts so that the Fund will not be treated materially less favorably than other accounts. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by the Portfolio Managers. In such instances, securities will be allocated in accordance with the Adviser’s trade allocation policy.

(a)(3) Portfolio Manager Compensation as of October 31, 2010

The Portfolio Managers’ compensation will be made up of a fixed salary amount which is not based on the value of the assets in the Registrant’s portfolio. Annually, Alpine Woods Capital Investors LLC (the “Adviser”) may calculate bonus compensation to be paid to each portfolio manager as a percentage of salary based in large part on the Registrant’s after-tax performance in comparison to other equity income funds during the same time period, which the Adviser considers to be a comparable peer group.

(a)(4) Dollar Range of Securities Owned as of October 31, 2010

Portfolio Manager	Dollar Range of Equity Securities Held in Registrant [1]
Samuel A. Lieber	Over $1,000,000
Joel E.D. Wells	$10,001 – 50,000

1“Beneficial Ownership” is determined in accordance with Section 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.   Submission of Matters to Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.   Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.   Exhibits.

(a)(1) The Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer is attached hereto as Exhibit 12.A.1.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3) Not applicable.

(b) The certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Alpine Global Premier Properties Fund

By:	/s/ Samuel A. Lieber
Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

Date:	January 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Samuel A. Lieber
Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

Date:	January 7, 2011

By:	/s/ Ronald G. Palmer, Jr.
Ronald G. Palmer, Jr.
Chief Financial Officer (Principal Financial Officer)

Date:	January 7, 2011